Filed pursuant to Rule 497(e)
File Nos. 333-17391; 811-07959
Poplar Forest Partners Fund

Class A	PFPFX
Institutional Class	IPFPX
Poplar Forest Cornerstone Fund

Investor Class	IPFCX

(Each a “Fund,” together, the “Funds”)

Each a series of Advisors Series Trust (the “Trust”)

Supplement dated July 1, 2026 to the
Statutory Prospectus dated January 28, 2026

Effective July 1, 2026, the first paragraph of the section titled “SHAREHOLDER INFORMATION” in the Funds’ prospectus is revised as follows:
Set forth below is information about the manner in which the Funds offer shares. A financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), provided such variations are described in this Prospectus. All variations described in Appendix A are applied by, and the responsibility of, the identified financial intermediary. Sales charge variations may apply to purchases, sales, and reinvestments of Fund shares and a shareholder transacting in Fund shares through an intermediary identified on Appendix A should read the terms and conditions of Appendix A carefully. For the variations applicable to shares offered through Merrill Lynch-sponsored platforms, Raymond James-sponsored platforms and a J.P. Morgan Securities LLC brokerage account, please see “Appendix A – Financial Intermediary Sales Charge Variations.” A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the Funds or through another intermediary. Please consult your financial intermediary with respect to any variations listed on Appendix A.

Additionally, effective July 1, 2026, the paragraph of the sub-section titled “Your Account with a Fund” of the section titled “DISTRIBUTION OF FUND SHARES” in the Fund’s prospectus is revised as follows:

Set forth below is information about the manner in which the Funds offer shares. A financial intermediary may offer Fund shares subject to variations in or elimination of the Fund sales charges (“variations”), for the Partners Fund and Cornerstone Fund, provided such variations are described in this Prospectus. Investors who are converted from Institutional Class shares of the Partners Fund by their financial intermediary will not be subject to a sales load at the time of conversion. All variations described in Appendix A are applied by, and the responsibility of, the identified financial intermediary. Sales charge variations may apply to purchases, sales, and reinvestments of Fund shares and a shareholder transacting in Fund shares through an intermediary identified on Appendix A should read the terms and conditions of Appendix A carefully. For the variations applicable to shares offered through Merrill Lynch-sponsored platforms, Raymond James-sponsored platforms and a J.P. Morgan Securities LLC brokerage account, please see “Appendix A – Financial Intermediary Sales Charge Variations.” A variation that is specific to a particular financial intermediary is not applicable to shares held directly with the Partners Fund or Cornerstone Fund or through another intermediary. Please consult your financial intermediary with respect to any variations listed on Appendix A.

Also effective July 1, 2026, disclosure regarding J.P. Morgan Securities LLC is added to Appendix A to the Funds’ Prospectus as follows:

J.P. MORGAN SECURITIES LLC

If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).

Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

•Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
•Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
•Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
•Shares purchased through rights of reinstatement.
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

Class C to Class A share conversion

•A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

•Shares sold upon the death or disability of the shareholder.
•Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•Shares purchased in connection with a return of excess contributions from an IRA account.
•Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

•Breakpoints as described in the prospectus.

•Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
•Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

Please retain this Supplement with your Statutory Prospectus for future reference.
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